UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report: October 7, 2004
(Date of earliest event reported)

KRISPY KREME DOUGHNUTS, INC.

(Exact name of registrant as specified in its charter)

North Carolina (State of Incorporation)	001-16485 (Commission File Number)	56-2169715 (IRS employer Identification No.)

370 Knollwood Street Winston-Salem, North Carolina (Address of principal executive offices)		27103 (Zip Code)

336-725-2981
(Registrant’s telephone number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.

By letter dated October 7, 2004, the staff of the Securities and Exchange Commission advised Krispy Kreme Doughnuts, Inc. (the “Company”) that it has entered a formal order of investigation concerning the Company. A copy of the press release is attached as Exhibit 99.1 to this Report.

Item 9.01. Financial Statements and Exhibits.

     (c) Exhibits

Exhibit 99.1     Press Release dated October 8, 2004

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SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

KRISPY KREME DOUGHNUTS, INC.
Dated: October 8, 2004	By:	/s/Michael C. Phalen
Michael C. Phalen
Chief Financial Officer

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EXHIBIT INDEX

Exhibit No.	Description
99.1	Press Release dated October 8, 2004

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